UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 15, 2025

WAYFAIR INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36666		36-4791999
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)
4 Copley Place	Boston	MA	02116
(Address of principal executive offices)			(Zip Code)

(617) 532-6100
(Registrant’s telephone number, including area code)
 N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	W	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)     In July 2025, the board of directors (the “Board”) of Wayfair Inc., a Delaware corporation (the “Company” or “Wayfair”), and the Compensation Committee of the Board established a special committee comprised of disinterested directors (the “Special Committee”) to consider certain compensation matters involving Niraj Shah, the Company’s Chief Executive Officer, Co-Chairman and Co-Founder (“CEO”). On September 15, 2025 (the “Approval Date”), the Special Committee recommended, and the Board, with Mr. Shah recusing himself from the deliberation and vote, approved a grant of performance stock units (“PSUs”) to Mr. Shah (the “CEO Award”) under the Company’s 2023 Incentive Award Plan (the “2023 Plan”), with the CEO Award to be effective on September 19, 2025 (the “Grant Date”), contingent upon stockholder approval of an amendment to the 2023 Plan to increase the number of shares available for issuance thereunder. The terms of the CEO Award were finalized using the Company’s closing price on the New York Stock Exchange (“NYSE”) on the business day before the Approval Date (the “Approval Price”).

The CEO Award is designed to retain and incentivize Mr. Shah in light of his consistent and unmatched leadership since co-founding the Company. The CEO Award will only vest, and value will only be realized by Mr. Shah, upon the achievement of significant and sustained stock price performance while Mr. Shah remains CEO. For example, to achieve the final award tranche, the Company’s stock price would need to increase by 675% from the Approval Price and Mr. Shah would need to remain CEO until at least the fifth anniversary of the Grant Date. Achievement of this final stock price condition would reflect over $75 billion in incremental stockholder value compared to the Company’s market capitalization based on the Approval Price.

The CEO Award will be subject to the Company’s October 2023 Clawback Policy, as it may be amended from time to time. Mr. Shah’s annual salary of $80,000 will remain unchanged, and the Special Committee and the Board currently intend for the CEO Award to be the sole equity award that Mr. Shah receives for the ten-year duration of the grant.

Summary of the CEO Award
The CEO Award consists of the following key terms, as described in more detail in the form of performance stock unit award agreement governing the CEO Award (the “Award Agreement”):
•Number of PSUs: The PSUs cover a total of 5,000,000 shares of the Company’s Class A common stock.
•Vesting Conditions: The CEO Award is divided into six tranches of PSUs over specified performance periods within the ten years following the Grant Date, with vesting of each tranche conditioned upon the satisfaction of both a service-based vesting condition and a performance-based vesting condition. The service-based vesting condition requires Mr. Shah to remain as CEO from the Grant Date through the applicable vesting date, if any. The performance-based vesting condition is based on the Company’s achievement of stock price hurdles ranging from $176 to $679, representing premiums to the Approval Price ranging from 100% to 675%. Achievement of the stock price hurdles will be calculated using the Company’s 60-day trailing average closing stock price on the NYSE. If the stock price hurdle for a particular tranche of PSUs is not met during the applicable performance period for such tranche, as set forth in the Award Agreement, or if Mr. Shah’s service to the Company as CEO terminates before achieving such stock price hurdle, no portion of that tranche will vest. Each stock price hurdle may be achieved only once during the applicable performance period.
•Holding Period: As set forth in the Award Agreement, Mr. Shah may not sell, transfer or dispose of any shares vesting under tranches two through six of the CEO Award until after the one-year anniversary of the applicable vesting date, except as required to satisfy tax obligations related to such vesting.
•Treatment Upon a Change in Control: Upon a Change in Control (as defined in the 2023 Plan), if the acquisition price per share meets or exceeds any unachieved stock price hurdle and Mr. Shah continues to serve as the CEO on the closing date of the Change in Control, vesting of such tranches will be accelerated effective as of immediately prior to the closing of the Change in Control and otherwise unearned tranches will be forfeited; provided that to the extent the acquisition price falls between two stock price hurdles, a pro-rata portion of the next tranche of PSUs will also accelerate and vest, based on linear interpolation.
The foregoing summary of the terms of the CEO Award does not purport to be complete and is qualified in its entirety by reference to both the 2023 Plan, a copy of which was attached as Exhibit 10.53 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 20, 2025, and the Award Agreement, a copy of which is attached as Exhibit 10.1 hereto, each of which is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.
Steve Conine, Co-Founder and Co-Chairman, sent an email to the Company announcing the grant of the CEO Award on September 19, 2025. A copy of the email is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements concerning our plans and expectations regarding the CEO Award; statements regarding continued CEO retention and incentivization from the CEO Award; and statements regarding our future results of operations and financial position and our business strategy, plans and objectives of management for future operations.

These forward-looking statements are based on the Company’s current plans and expectations and involve risks and uncertainties that could cause our actual results to differ materially from those in the forward-looking statements. These risks and uncertainties include, without limitation, the risk that the Company may not achieve the anticipated benefits of the CEO Award, and the other risks set forth in Part I, Item 1A, “Risk Factors” of the Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and that are otherwise described or updated from time to time in our other filings with the SEC. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise. For further information, please refer to the Company’s reports and filings with the Securities and Exchange Commission.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Form of Performance Stock Unit Award Agreement
99.1	Company Email dated September 19, 2025
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAYFAIR INC.

Date: September 19, 2025	/s/ ANDREW OLIVER
Andrew Oliver
Deputy General Counsel and Assistant Secretary
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